Leases (Policy)	12 Months Ended
Dec. 31, 2022
Lessee, Lease, Description [Line Items]
Leases

The Company rents certain equipment and facilities under short-term agreements, non-cancelable operating lease agreements and finance leases.  The Company determines if an arrangement is or contains a lease at contract inception. The Company recognizes a right-of-use (“ROU”) asset and a lease liability at the lease commencement date.  The lease liability is initially measured at the present value of the unpaid lease payments at the lease commencement date.

Key estimates and judgments include how the Company determines (1) the discount rate it uses to discount the unpaid lease payments to present value, (2) lease term and (3) lease payments.

The lease guidance requires a lessee to discount its unpaid lease payments using the interest rate implicit in the lease or, if that rate cannot be readily determined, its incremental borrowing rate. Generally, the Company cannot determine the interest rate implicit in the lease because it does not have access to the lessor’s estimated residual value or the amount of the lessor’s deferred initial direct costs.  Therefore, the Company generally uses its incremental borrowing rate as the discount rate for the lease. The Company’s incremental borrowing rate for a lease is the rate of interest it would have to pay on a collateralized basis to borrow an amount equal to the lease payments under similar terms.

The lease term for the Company’s leases includes the noncancelable period of the lease, plus any additional periods covered by either a Company option to extend (or not to terminate) the lease that the Company is reasonably certain to exercise, or an option to extend (or not to terminate) the lease controlled by the lessor.

Lease payments included in the measurement of the lease liability comprise fixed payments or variable lease payments.  The variable lease payments take into account annual changes in the consumer price index and common area maintenance charges, if known.

ROU assets for operating and finance leases are periodically reviewed for impairment losses. The Company uses the long-lived asset impairment guidance in ASC Subtopic 360-10, Property, Plant, and Equipment – Overall, to determine whether an ROU asset is impaired, and if so, the amount of the impairment loss to recognize.  The Company did not recognize an impairment charge for any of its ROU assets during the years ended December 31, 2022, 2021 and 2020.

The Company monitors for events or changes in circumstances that require a reassessment of one of its leases. When a reassessment results in the remeasurement of a lease liability, a corresponding adjustment is made to the carrying amount of the corresponding ROU asset.  The Company did not recognize any significant remeasurements during the years ended December 31, 2022, 2021 and 2020.

The Company has elected not to recognize ROU assets and lease liabilities for short-term leases that have a lease term of less than 12 months. The Company has elected to apply the short-term lease recognition and measurement exemption allowed for in the lease accounting standard.  The Company recognizes the lease payments associated with its short-term leases as an expense on a straight-line basis over the lease term.